UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23938

______________________________________________

Partners Group Next Generation Infrastructure, LLC

(Exact name of registrant as specified in charter)

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of principal executive offices) (zip code)

Robert M. Collins 1114 Avenue of the Americas, 37th Floor New York, NY 10036 ________________________________________
(Name and address of agent for service)
Copy to:
Joshua B. Deringer, Esq. Faegre Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 (215) 988-2700

Registrant’s telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Shareholders.

(a) The Reports to Shareholders are attached herewith.

PARTNERS GROUP NEXT GENERATION INFRASTRUCTURE, LLC
(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2026

See the inside front cover for important information about access to your Fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and each time a report is posted you will be notified by mail and provided with a website address to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling 1-888-977-9790.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-977-9790 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Partners Group funds held in your account if you invest through a financial intermediary or all Partners Group funds held with the fund complex if you invest directly with the Fund.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Table of Contents
For the Year Ended March 31, 2026

Report of Independent Registered Public Accounting Firm	1
Management’s Discussion of Fund Performance	2-4
Consolidated Schedule of Investments	5-8
Consolidated Statement of Assets and Liabilities	9-10
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Statement of Cash Flows	13
Financial Highlights	14-17
Notes to Consolidated Financial Statements	18-32
Fund Management	33-36
Other Information	37-41

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2026

To the Board of Managers and Members of
Partners Group Next Generation Infrastructure, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Partners Group Next Generation Infrastructure, LLC and its subsidiaries (the “Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year ended March 31, 2026, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2026, including the related notes, and the consolidated financial highlights for each of the periods indicated therein(collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2026 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audit of these consolidated financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, portfolio company investees or private equity funds; when replies were not received from the portfolio company investees, or private equity funds, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Dallas, Texas
May 30, 2026

We have served as the auditor of one or more investment companies in the Partners Group investment company group since 2010.

Partners Group Next Generation Infrastructure, LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2026

Dear Members1,

Partners Group is pleased to present the Partners Group Next Generation Infrastructure, LLC (the “Fund”) annual report for the fiscal year ending March 31, 2026. The Fund (Class I) produced a total net return of 11.3%2 for the fiscal year and finished the year with USD 271.0 million in net assets.

Management commentary

In 2025, global private infrastructure investors moved from cautious optimism to renewed momentum. Despite macro headwinds and a year-over-year drop in investment volumes, capital stayed anchored in long-term themes such as digital infrastructure and renewables. US digital infrastructure investment reached new highs by late December as AI demand increased scale and power needs, prompting more committed power solutions and temporary on-site generation. Liquid natural gas-related activity stayed active and some renewable developments were pulled forward ahead of the July 2026 safe-harbor deadlines (for tax credit eligibility). We believe we are well positioned as market confidence proves more durable, with new-build financings picking up, operational assets remaining active, and policy frameworks continuing to underpin a strong pipeline of new activity and existing value creation.

The public equity markets experienced a rally in 2025 following the strong performance in 2024: the S&P Global Infrastructure Index posted a 22.6% return5 in the calendar year 2025, propelled by unprecedented AI and data center expansion. In contrast to private markets, the public market returns in 2025 were primarily valuation-driven, building on the gains of 2024 and as a rebound from the lows of 2022.

The Fund is successfully growing thanks to new investments added to the portfolio in 2025, which already exceeds 45 portfolio positions with underlying exposure to more than 225 companies. We remained disciplined in our rigorous underwriting and found select attractive opportunities while still accepting less than 5% of the investments screened. We also focused on maintaining a high investment level with less than 10% cash in any given month.

Partners Group Next Generation Infrastructure, LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2026 (continued)

	Annualized Total Return as of March 31, 2026[2]
	1 Year	Since registration/ inception[3]
PG Next Gen Infra Class I NAV Based	11.3%	15.6%
PG Next Gen Infra Class M NAV Based	n.a.	3.5%
PG Next Gen Infra Class S NAV Based	10.8%	13.0%
PG Next Gen Infra Class S NAV Based with Sales Load[4]	8.9%	11.8%
PG Next Gen Infra Class A NAV Based	n.a.	8.9%
PG Next Gen Infra Class A NAV Based with Sales Load[4]	n.a.	5.2%
S&P Global Infra[5]	26.9%	24.4%

Portfolio positioning

The Adviser’s relative value views across investment type, geography, or position in the capital structure will vary over time. We believe that the flexibility afforded by the Fund’s ability to make Direct, Secondary, and Primary Private Infrastructure investments in a variety of markets, regions, and sectors, will continue to help the Fund achieve its investment objectives. Private Infrastructure Direct and Secondary Investments were the investment focus of 2025. This approach allowed the Fund to capitalize on the appealing opportunities within the secondary market, build early diversification in the portfolio and continue to leverage direct investments, which we believe will be the key driver of returns in the future.

To build value in the Fund’s infrastructure businesses, we focus on platform expansion coupled with entrepreneurship at scale to cultivate businesses within high-conviction thematic areas. We do so at reasonable valuations by buying mid-stage companies with future value-add potential, rather than paying premiums for established (“core”) infrastructure businesses.

As of March 31, 2026, the Fund has direct and indirect exposure to more than 225 portfolio companies across North America (68%) and Europe (32%). Of these, the Fund held direct interests in 15 assets (39% of portfolio value), 26 stakes in secondary investments (56%), and 9 primary commitments (5%). The Fund is further diversified across at least 10 vintage years.

Looking ahead

At a macro level, the past 12 months have been characterized by elevated uncertainty driven by major policy shifts and evolving geopolitical tensions. In particular, ongoing US policy uncertainty — such as tariffs — alongside the conflict in the Middle East have brought renewed uncertainty to the outlook. In 2025, inflation remained broadly contained and labor-market indicators softened, leading the Fed to deliver three consecutive 25 bps rate cuts toward the end of the year. More recently, the rise in energy prices as a result of the Iran war has re-introduced the risk of increasing inflation (especially headline inflation, while core inflation should be more stable) while at the same time presenting downside risk to economic growth (although we don’t forecast a recession in the US). These circumstances have introduced conflicting forces with regards to the Fed’s dual mandate, but we continue to expect further Fed funds rate cuts in 2026, though the timing will likely be delayed.

Against this backdrop, we believe the infrastructure portfolio remains well positioned to navigate near-term volatility, with overall limited direct exposure to recent Middle East developments and higher energy prices providing near-term tailwinds for energy-related assets. Beyond the near-term impact, recent events reinforce some of our themes, including the importance of secure, affordable, and resilient energy infrastructure, as well as a sustained increase in defense spending across developed markets. The conflict has underscored the fragility of global energy chokepoints, strengthening focus on grid resilience, energy security, and supply diversification, while heightened geopolitical tensions continue to support defense related- investment for technological modernization. With borrowing costs having moderated from their post COVID- peaks and alongside the investment backdrop, we remain constructive on the fund’s ability to manage uncertainty and capture investment opportunities.

We sincerely appreciate the trust and confidence you have placed in Partners Group through your investment in the Fund. Thank you for your ongoing support. If you have any further questions or comments, we encourage you to reach out to your dedicated Partners Group representative or email our team at the provided address at DLPGPEOperations@partnersgroup.com.

Sincerely,

Partners Group (USA) Inc.

Partners Group Next Generation Infrastructure, LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2026 (continued)

Note: Data as of March 31, 2026.

1.	Terms used but not defined in this letter have the meanings set forth in the Notes to the Fund’s Financial Statements for the fiscal year ended March 31, 2026 hereinafter appearing.

2.

Past performance is not indicative of future results. Performance is not annualized for time horizons of one year or less. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the sale of Fund shares. All figures are net of all fees including advisory and incentive fees and fund expenses. Performance reflects expense reimbursements and/or fees waived by the adviser, without which performance would be lower. There is no assurance that similar results will be achieved in the future. Certain statements in this commentary are forward-looking statements. The forward-looking statements and other views expressed herein are those of Fund management as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. “n.a.” indicates the time horizon has not been reached.

3.

Partners Group Next Generation Infrastructure, LLC registered as a registered investment company on February 14, 2024. The first unit NAV following registration on February 29, 2024 has been used for performance calculation purposes for Class I. Performance shown is reflective of fees waived for the period from February 29, 2024 through August 1, 2024. The inception date of Class M is January 1, 2026, the inception date of Class S is October 31st, 2024, the inception date of Class A is August 1, 2025. Performance for Class M, Class S, and Class A is shown as of each respective inception date. Performance of the index is shown as since inception of Class I of the Fund.

4.	Assumes Maximum Placement Fee of 3.50% for Class A and 1.50% for Class S.

5.

The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. The S&P Global Infrastructure index was launched on Feb 22, 2007. Past performance is no indication or guarantee of future performance. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

Foreside Fund Services, LLC is the placement agent for the Fund.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Private Equity Investments (73.95%) Direct Investments * (29.01%) Direct Equity (29.01%)	Investment Type	Acquisition Date	Shares	Cost	Fair Value**
North America (17.97%)
Arroyo Dunamis Direct Investment I-B L.P. +, a, b	Limited partnership interest	02/25/25	—	$1,820,113	$3,508,030
DigitalBridge Zeus Partners V, LP +, a, b, c, d	Limited partnership interest	10/13/23	—	5,490,537	8,951,322
EdgeCore Holdings, LP +, a, b, d	Limited partnership interest	08/22/24	—	1,164,340	2,023,897
EQT Infra VI Co-Investment (E) SCSp +, a, c, d	Common equity	03/13/24	1,400,000	1,243,527	1,566,942
Exus US Holdings, LP +, a, b, c	Limited partnership interest	10/03/23	—	2,691,443	4,124,273
Gateway Fleets Holdings, LP +, a, b, c, d	Limited partnership interest	09/30/24	—	84,941	96,636
LCP Parent LP +, a, b, d	Limited partnership interest	12/03/25	—	15,632,718	15,632,718
MRP Topco, LP +, a, b, c	Limited partnership interest	06/04/25	—	10,974,265	12,178,164
PowerTransitions LLC +, a, b	Limited partnership interest	09/11/25	—	580,204	610,105
Total North America (17.97%)					48,692,087

Western Europe (11.04%)
Andromeda Co-Invest LP +, a, b, c, d	Limited partnership interest	01/31/24	—	2,983,003	3,903,931
Birdie Holdco Limited +, a, b	Limited partnership interest	05/01/25	—	519,614	927,304
PG Elysium HoldCo S.à r.l. +, a, c, d	Common equity	11/14/23	7,572,059	1,312,832	1,688,905
PG Investment Company 71 S.à r.l. +, a, d	Common equity	09/26/24	649,360	725,003	932,508
PG Polaris TopCo S.à r.l. +, a, c	Preferred equity	03/27/24	1,843,991	1,843,991	1,777,240
PG Polaris TopCo S.à r.l. +, a, c, d	Common equity	03/27/24	97,052	97,065	1,334,874
PG Polaris Warehouse SCSp +, a, b, c	Limited partnership interest	03/27/24	—	37,427	43,659
Southern Water +, a, b, d	Limited partnership interest	11/13/25	—	9,855,097	9,738,970
T InvestCo Lux I S.à r.l. +, a, d	Common equity	10/07/25	595,692	1,169,873	2,089,713
T InvestCo Lux I S.à r.l. +, a, d	Preferred equity	10/07/25	2,163,794	7,266,226	7,463,724
Total Western Europe (11.04%)					29,900,828

Total Direct Equity (29.01%)				$65,492,219	$78,592,915

Total Direct Investments (29.01%)				$65,492,219	$78,592,915

Secondary Investments *, b (41.53%)	Acquisition Date	Cost	Fair Value
North America (29.25%)
Arroyo Investors Fund IV, L.P. +, a	02/25/25	$1,770,466	$2,024,697
Blackstone Energy Partners III, L.P. +, a, d	03/31/26	6,872,463	10,249,289
Bolt Energy, LLC +, a	07/01/25	441,034	437,276
DigitalBridge Partners II, LP +, a, c, d	10/01/23	8,185,476	10,485,644
EnCap Flatrock Midstream Fund III, L.P. +, a, d	12/31/25	34,213	58,928
EnCap Flatrock Midstream Fund III, L.P. +, a	09/30/25	20,666	77,147
EnCap Flatrock Midstream Fund IV L.P. +, a	09/30/25	483,300	629,707
ERA Blade Continuation Fund Parallel LP +, a	08/06/25	781,538	840,819

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Secondary Investments (continued)	Acquisition Date	Cost	Fair Value
North America (continued)
Fengate Everest Continuation Fund L.P. +, a, c, d	06/17/24	$1,044,429	$1,385,403
Forge Opportunity L.P. +, a	08/13/25	180,288	1,494,449
GI Zeus Holdings-A L.P. +, a	08/13/25	1,938,550	1,723,832
Grain Communications Opportunity Fund (Parallel), L.P. +, a, c, d	06/30/24	108,173	115,580
Grain Spectrum Holdings III (Cayman), L.P. +, a, c, d	06/30/24	152,516	192,243
Gridiron Energy, LLC +, a	10/01/24	1	2,829,699
Jackrabbit Power Holdings, LLC +, a, c	06/30/24	107,750	369,327
LS Power Equity Partners III Feeder 1, L.P. +, a	01/01/25	1	85,687
LS Power Equity Partners III Feeder 1, L.P. +, a, d	01/01/25	3	1,319,999
LS Power Equity Partners III Feeder 3, L.P. +, a, c, d	06/30/24	1	52,991
LS Power Equity Partners IV, L.P. +, a, c, d	06/30/24	1	126,441
Peppertree Capital Fund IX +, a, c	09/29/23	7,313,383	9,036,980
Peppertree Capital Fund IX +, a, d	01/01/26	841,197	960,246
Peppertree Capital Fund VI QP, LP +, a, d	10/01/25	2,834,874	3,961,744
Peppertree Capital Fund VII QP, LP +, a, d	12/31/23	2,999,638	4,132,944
Peppertree Capital Fund VIII QP, LP +, a, d	12/31/23	1,953,308	2,680,813
QNZPF US Co-Investment Vehicle +, a, d	07/31/24	1,166,432	2,424,964
Quinbrook Net Zero Power Fund +, a, d	07/31/24	1,229,587	2,002,360
Rockland Gridflex Partners +, a, c	06/30/24	128,806	378,776
Rockland PHR Partners, L.P. +, a, c	08/01/23	4,892,446	12,745,663
Rockland Power Partners II, LP +, a, c	06/30/24	1	10,710
Rockland Power Partners III, LP +, a, c	06/30/24	161,750	216,112
Rockland Power Partners IV, L.P. +, a, c	08/02/23	2,658,964	4,297,441
Rockland Power Partners IV, L.P. +, a, c	06/30/24	410,204	640,923
True Green Capital Fund III, L.P. +, a, c	06/30/24	45,884	64,180
True Green Capital Fund IV, L.P. +, a, c	06/30/24	188,912	219,086
Valley of Fire Continuation Fund Feeder LP +, a, c, d	03/08/24	728,864	981,749
Total North America (29.25%)			79,253,849

Western Europe (12.28%)
Aparca8 Capital Estacionamientos, S.C.R., S.A. +, a, c, d	12/15/23	2,568,971	4,564,376
Daiwa ICP European Infrastructure 1, L.P. +, a	09/11/24	1,340,027	1,990,843
Digital Infrastructure Vehicle II SCSp, SICAV-RAIF +, a, c, d	09/04/23	5,106,193	6,561,691
DIV II Matrix Co-Invest II SCSp +, a, d	06/18/24	1,349,309	2,378,128
DIV II Matrix Co-Invest SCSp +, a, c, d	09/04/23	3,395,557	6,020,419
F2i III +, a, d	07/01/24	8,466,865	11,451,886
MML Keystone I +, a, c	04/15/25	262,181	322,789
Total Western Europe (12.28%)			33,290,132

Total Secondary Investments (41.53%)		$72,164,222	$112,543,981

Primary Investments *, b (3.41%)
North America (3.41%)
ArcLight Infrastructure Partners Fund VIII-B, L.P. +, a, d	10/29/25	866,766	1,135,032
Arroyo Investors Fund IV, L.P. +, a	03/28/25	3,512,828	4,017,257
DigitalBridge Partners III, LP +, a, c, d	05/14/24	361,823	344,460
EnCap Energy Transition Fund II-C, L.P. +, a, c, d	12/28/23	650,123	625,748
GI Data Infrastructure Fund II LP +, a, c, d	01/22/24	383,032	440,180
KKR Global Infrastructure Investors V (USD) SCSp +, a, d	06/01/24	235,975	236,778
LS Power Equity Partners V, L.P. +, a, c, d	12/20/23	599,622	754,513

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Secondary Investments (continued)	Acquisition Date	Cost	Fair Value
North America (continued)
Rockland Power Partners IV, LP +, a, c	01/31/24	$955,231	$1,551,871
Stonepeak Infrastructure Partners V, L.P. +, a, c	03/04/24	151,874	138,551
Total North America (3.41%)			9,244,390

Total Primary Investments (3.41%)		$7,717,274	$9,244,390

Total Private Equity Investments (Cost $145,373,715)(73.95%)			$200,381,286

Total Investments (Cost $145,373,715)(73.95%)			200,381,286

	Interest Rate	Units	Cost	Fair Value
Cash Equivalents
BlackRock Liquidity Funds - Treasury Trust Fund	3.54%[f]	92,056,589	$92,056,589	$92,056,589
Total Cash Equivalents (Cost $92,056,589)(33.97%)			92,056,589	92,056,589

Total Investments and Cash Equivalents (Cost $237,430,304)(107.92%)				292,437,875

Liabilities in Excess of Other Assets ((7.92)%)				(21,466,481)

Net Assets (100.00%)[e]				$270,971,394

*

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are single or portfolios of assets acquired on the secondary market. Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

**

The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further details regarding the valuation policy of the Fund.

+	The fair value of the investment was determined using significant unobservable inputs.

[a]

Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was $200,381,286, or 73.95% of net assets. Total aggregated cost of restricted securities as of March 31, 2026 was $145,373,715.

[b]	Investment does not issue shares.

[c]	Non-income producing.

[d]	Investment has been committed to but has not been fully funded by the Fund.

[e]	Net Assets include $10,003,008 of Repurchase amounts payable for tender offers.

[f]	The rate shown is the annualized seven-day yield as of March 31, 2026.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

A summary of outstanding financial instruments at March 31, 2026 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation (Depreciation)
April 22, 2026	State Street Bank International GmbH	£2,116,000	$2,841,092	$2,841,089	$(3)
April 22, 2026	State Street Bank International GmbH	$2,838,429	£2,116,000	$2,841,089	$(2,660)
May 28, 2026	State Street Bank International GmbH	$36,730,372	€31,300,000	$36,145,992	$584,380
May 28, 2026	State Street Bank International GmbH	$2,535,752	€2,170,000	$2,505,968	$29,784
July 22, 2026	State Street Bank International GmbH	$2,840,746	£2,116,000	$2,790,626	$50,120
July 22, 2026	State Street Bank International GmbH	$9,904,839	£7,400,000	$9,759,278	$145,561
					$807,182

Legends:

£ - British Pound

€ - Euro

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2026

Assets
Unaffiliated Private Equity Investments, at fair value (cost $145,373,715)	$200,381,286
Cash equivalents	92,056,589
Cash denominated in foreign currencies (cost $397,111)	394,193
Deposit for investments	103,263
Investment sales receivable	4,228
Interest receivable	287,698
Unrealized appreciation on forward foreign currency contracts	809,845
Deferred tax asset, net	1,259,508
Other receivable	28,950
Prepaid expenses	13,732
Total Assets	$295,339,292

Liabilities
Investment purchases payable	43,329
Distribution, servicing and transfer agency fees payable	186,807
Unrealized depreciation on forward foreign currency contracts	2,663
Payable for fund shares repurchased	10,003,008
Incentive fee payable	1,006,502
Management fees payable	449,055
Professional fees payable	169,750
Tax expense payable	11,749,607
Line of credit fees payable	150,000
Interest expense payable	24,603
Accounting and administration fees payable	521,714
Custodian fees payable	60,860
Total Liabilities	$24,367,898

Commitments and contingencies (See note 10)

Net Assets	$270,971,394

Paid-in capital	$226,362,417
Distributable earnings (accumulated loss)	44,608,977
Total Net Assets	$270,971,394

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2026 (continued)

Class A Units
Net assets	$4,485,178
Units outstanding	2,357,226
Net asset value per unit	$1.90
Class I Units
Net assets	$261,591,786
Units outstanding	137,029,911
Net asset value per unit	$1.91
Class M Units
Net assets	$715,076
Shares outstanding	374,573
Net asset value per share	$1.91
Class S Units
Net assets	$4,179,354
Units outstanding	2,201,656
Net asset value per share	$1.90

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Operations –
For the Year Ended March 31, 2026

Investment Income
Interest income	$1,449,404
Transaction fee income	179,455
Total Investment Income	1,628,859

Operating Expenses
Incentive fee	3,904,319
Management fees	2,492,395
Professional fees	1,066,200
Accounting and administration fees	506,051
Line of credit fees	303,333
Board of Managers’ fees	173,444
Tax expense	11,837,920
Insurance expense	73,556
Custodian fees	36,000
Distribution and servicing fees
Class A Units	15,417
Class S Units	5,694
Transfer agency fees
Class A Units	960
Class I Units	103,299
Class M Units	33
Class S Units	1,441
Other expenses	718,015
Total Expenses	21,238,077
Expense waiver from Adviser	(407,656)
Net Expenses	20,830,421
Net Investment Loss	(19,201,562)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency and Deferred tax
Net realized gain from investments	99,137
Net realized gain on foreign currency transactions	63,035
Net realized loss on forward foreign currency contracts	(1,802,244)
Net realized gain distributions from primary and secondary investments	12,371,247
Net change in accumulated unrealized appreciation (depreciation) on:
Investments	23,708,402
Foreign currency translation	(15,629)
Forward foreign currency contracts	1,480,359
Deferred income tax benefit on unrealized appreciation	5,571,393

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency and Deferred tax	41,475,700

Net Increase (Decrease) in Net Assets From Operations	$22,274,138

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets –

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Increase (decrease) in Net Assets resulting from operations:
Net investment loss	$(19,201,562)	$(4,139,213)
Net realized gain (loss) on investments, foreign currency transactions and forward foreign currency contracts	10,731,175	939,199
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation, forward foreign currency contracts and deferred income tax benefit	30,744,525	19,643,663
Net increase in Net Assets resulting from operations	$22,274,138	$16,443,649

Capital transactions (See note 5):
Issuance of common Units
Class A Units	$4,225,000	$—
Class I Units	133,034,300	38,275,000
Class M Units	692,986	—
Class S Units	3,661,000	400,000
Redemption of common Units
Class I Units	(10,000,000)	—
Class M Units	(3,008)	—
Exchanges of common Units
Class I Units	220,252	—
Class S Units	(220,252)	—
Total increase in Net Assets resulting from capital transactions	$131,610,278	$38,675,000

Total increase in Net Assets	$153,884,416	$55,118,649

Net Assets at beginning of year	$117,086,978	$61,968,329
Net Assets at end of year	$270,971,394	$117,086,978

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$22,274,138
Adjustments to reconcile Net Increase (Decrease) in Net Assets from Operations to net cash provided by (used in) operating activities:
Net change in accumulated unrealized (appreciation) depreciation on investments	(23,708,402)
Net change in unrealized (appreciation) depreciation on forward foreign currency contracts	(1,480,359)
Net realized gain from investments and foreign currency transactions	(162,172)
Purchases of investments	(80,582,080)
Proceeds from sales of investments	17,994,957
Increase in deposit for investments	(98,095)
Increase in interest receivable	(257,763)
Decrease in due from affiliate	524,011
Decrease in due from broker	680,000
Increase in deferred tax asset, net	(1,259,508)
Increase in other receivable	(28,840)
Decrease in prepaid expenses	45,493
Increase in payable for fund shares repurchased	10,003,008
Decrease in incentive fees payable	(22,555)
Increase in management fees payable	178,992
Increase in distribution, servicing and transfer agency fees payable	103,478
Increase in professional fees payable	88,336
Increase in tax expense payable	11,489,122
Increase in line of credit fees payable	150,000
Increase in interest expense payable	1,078
Decrease in accounting and administrative fees payable	(311,612)
Increase in custodian fees payable	860
Decrease in deferred tax liability, net	(4,445,251)
Net Cash (Used in) Operating Activities	(48,823,164)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of Units	141,613,286
Payments for Units redeemed	(10,003,008)
Net Cash Provided by Financing Activities	131,610,278

Net change in cash and cash equivalents	82,787,114

Effect of exchange rate changes on cash	63,035

Cash and cash equivalents at beginning of year(1)	9,600,633
Cash and cash equivalents at end of year(2)	$92,450,782

Supplemental and non-cash financing activities
Cash paid during the year for interest	$(1,078)
Income taxes paid	$(301,024)

(1)	Balance includes cash, cash and cash equivalents, and cash denominated in foreign currencies of $31,784, $8,874,876 and $693,973, respectively.

(2)	Balance includes cash equivalents and cash denominated in foreign currencies of $92,056,589 and $394,193, respectively.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Financial Highlights –

	Class A
	For the Period from August 1, 2025 (Commencement of Operations) to March 31, 2026
Per Unit Operating Performance:(1)
Net asset value, beginning of period	$1.75
Issuance of units	—
Income from investment operations:
Net investment loss(2)	(0.14)
Net realized and unrealized gain on investments(2)	0.29
Net decrease in net assets resulting from operations	0.15
Net asset value, end of period	$1.90

Total Return After Incentive Allocation(3)(4)	8.89%

Ratios and supplemental data: (3)
Net assets, end of period in thousands (000’s)	$4,485
Net investment income (loss) to average net assets, excluding Incentive Allocation	(6.29	)%(5)
Ratio of gross expenses to average net assets, excluding Incentive Allocation(6)(7)	14.30	%(5)
Ratio of Incentive Fee to average net assets(4)	1.37%
Ratio of gross expenses and Incentive Fee to average net assets(6)(7)	15.67	%(5)(8)
Ratio of expense waivers to average net assets	(0.26	)%(5)
Ratio of net expenses and Incentive Fee to average net assets(7)	15.41	%(5)(8)
Ratio of net expenses to average net assets, excluding Incentive Fee(7)	14.04	%(5)

Portfolio Turnover	11.86%

(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(2)	Calculated using average units outstanding.

(3)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(4)	Not annualized.

(5)	Annualized, except for Incentive Fee and Tax Expense.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense waivers by/to the Adviser.

(7)	Ratio does not include expenses of Primary and Secondary Investments.

(8)	The Incentive Fee and/or organizational expenses are not annualized.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class I
	Year Ended March 31, 2026	Year Ended March 31, 2025*	For the Period from August 1, 2023 (Commencement of Operations) to March 31, 2024*
Per Unit Operating Performance:
Net asset value, beginning of period	$1.71	$1.45	$—
Issuance of units	—	—	1.31
Income from investment operations:
Net investment loss(1)	(0.19)	(0.09)	(0.02)
Net realized and unrealized gain on investments(1)	0.39	0.35	0.16
Net increase in net assets resulting from operations	0.20	0.26	0.14
Net asset value, end of period	$1.91	$1.71	$1.45

Total Return after Incentive Fee(2)(5)	11.34%	18.62%	15.64%

Ratios and supplemental data:(4)
Net assets, end of period in thousands (000s)	$261,592	$116,651	$61,968
Net investment income (loss) to average net assets before Incentive Fee	(8.42)%	(2.20)%	(1.17	)%(6)
Ratio of gross expenses to average net assets, excluding Incentive Fee(4)	9.47%	3.86%	4.88	%(6)
Ratio of Incentive Fee to average net assets(5)	2.16%	2.62%	0.75%
Ratio of gross expenses and Incentive Fee to average net assets(4)	11.63%	6.48%	5.63	%(6)
Ratio of expense waivers to average net assets	(0.22)%	(0.76)%	(3.70	)%(6)
Ratio of net expenses and Incentive Fee to average net assets	11.41%	5.72%	1.93	%(6)
Ratio of net expenses to average net assets, excluding Incentive Fee	9.25%	3.10%	1.18	%(6)

Portfolio Turnover	11.86%	11.91%	5.59%

*	During the year ended March 31, 2025, the Fund effected a 1-for-4 unit split on July 2, 2024. All historical per unit information has been retroactively adjusted to reflect this unit split.

(1)	Calculated using average units outstanding.

(2)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(3)	Ratios may vary for individual investor.

(4)	Ratio does not include expenses of Primary and Secondary Investments.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class M
	For the period from January 1, 2026 (Commencement of Operations) to March 31, 2026
Per Unit Operating Performance:(1)
Net asset value, beginning of period	$1.84
Issuance of units	—
Income from investment operations:
Net investment loss(2)	(0.15)
Net realized and unrealized gains on investments(2)	0.22
Net increase in net assets resulting from operations	0.07
Net asset value, end of period	$1.91

Total Return After Incentive Allocation(3)(4)	3.48%

Ratios and supplemental data:
Net assets, end of period in thousands (000’s)	$715
Net investment income (loss) to average net assets, excluding Incentive Fee	(7.02	)%(5)
Ratio of gross expenses to average net assets, excluding Incentive Fee(6)(7)	9.91	%(5)
Ratio of Incentive Fee to average net assets(4)	0.84%
Ratio of gross expenses and Incentive Fee to average net assets(6)(7)	10.75	%(5)(8)
Ratio of expense waivers to average net assets	(0.25	)%(5)
Ratio of net expenses and Incentive Fee to average net assets(7)	10.50	%(5)(8)
Ratio of net expenses to average net assets, excluding Incentive Fee(7)	9.66	%(5)

Portfolio Turnover	11.86%

(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(2)	Calculated using average units outstanding.

(3)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(4)	Not annualized.

(5)	Annualized, except for Incentive Fee and Tax Expense.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense waivers by/to the Adviser.

(7)	Ratio does not include expenses of Primary and Secondary Investments.

(8)	The Incentive Fee and/or organizational expenses are not annualized.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class S
	Year Ended March 31, 2026	Year Ended March 31, 2025
Per Unit Operating Performance:
Net asset value, beginning of year	$1.71	$—
Issuance of units	—	1.58
Income from investment operations:
Net investment loss(1)	(0.20)	(0.09)
Net realized and unrealized gain on investments(1)	0.39	0.22
Net increase in net assets resulting from operations	0.19	0.13
Net asset value, end of year	$1.90	$1.71

Total Return After Incentive Allocation(2)	10.80%	10.47%

Ratios and supplemental data:(3)
Net assets, end of year in thousands (000’s)	$4,179	$436
Net investment (loss) to average net assets, excluding Incentive Allocation	(9.01)%	(3.05)%
Ratio of gross expenses to average net assets, excluding Incentive Allocation(4)	10.22%	9.77%
Ratio of Incentive Fee to average net assets	2.01%	2.62%
Ratio of gross expenses and Incentive Fee to average net assets(4)	12.23%	12.39%
Ratio of expense waivers to average net assets	(0.26)%	(5.82)%
Ratio of net expenses and Incentive Fee to average net assets	11.97%	6.57%
Ratio of net expenses to average net assets, excluding Incentive Fee	9.96%	3.95%

Portfolio Turnover	11.86%	11.91%

(1)	Calculated using average units outstanding.

(2)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(3)	Ratios may vary for individual investor.

(4)	Ratio does not include expenses of Primary and Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026

1. Organization

Partners Group Next Generation Infrastructure, LLC (the “Fund”) is a Delaware limited liability company that was organized on May 24, 2023, and commenced operations on August 1, 2023. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) pursuant to an investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”). The Board of Managers of the Fund (collectively, the “Board” and each member thereof a “Manager”) has oversight responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, a committee of the Board, or the Adviser. The Fund’s investment objective is to seek attractive risk-adjusted returns on a portfolio of global infrastructure investments. The Fund makes investments directly and through its wholly owned subsidiary, Partners Group Next Generation Infrastructure (Subholding), LLC (the “Onshore Subsidiary”), Partners Group Next Generation Infrastructure Finance, LLC (the “Finance Subsidiary”), Partners Group Next Generation Infrastructure BSL, LLC (the “BSL Subsidiary”), and Partners Group Next Generation Infrastructure – Digital Infrastructure, LLC, Partners Group Next Generation Infrastructure – Digital Infrastructure Data Centers, LLC, Partners Group Next Generation Infrastructure – Energy Infrastructure, LLC, Partners Group Next Generation Infrastructure – Power, LLC, Partners Group Next Generation Infrastructure – Renewable Power, LLC (collectively, “Infra Subsidiaries”).

Units are offered only to investors that represent that they are “accredited investors” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act. Purchasers of Units become members of the Fund (“Members”).

The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund offers four classes of Units designated as “Class A Units”, “Class I Units”, “Class M Units” and “Class S Units”. In the future, the Fund may offer additional classes of Units. The Class A Units, Class I Units, Class M Units, Class S Units, and each additional class of Units issued by the Fund, if any, will have different characteristics, particularly regarding the sales charges that purchasers of Units of such class may bear, the distribution and service fees, if any, and other class specific expenses, if any, that are charged to holders of Units of such class. The Adviser has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

Although Units of each class represent pro rata interests in the Fund, each class votes separately on class-specific matters. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of Units based on the relative net assets of each class to the total net assets of the Fund.

2. Significant Accounting Policies

The Fund is an investment company and applies the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

2.a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

2.b. Valuation of Investments

Investments held by the Fund include direct equity investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and together, “Private Equity Fund Investments”, Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

The Fund is required to report its investments, including those for which current market values are not readily available, at fair value.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

The Fund values its investments in accordance with ASC 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the Investment Company Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board designated the Adviser as “valuation designee” to perform fair value determinations and approve amended Valuation Procedures (“Valuation Procedures”).

Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable.

The Adviser, as “valuation designee” under Rule 2a-5, determines the fair value of the Fund’s Private Equity Investments in conformity with U.S. GAAP and the Fund’s Valuation Procedures. As permitted by the Valuation Procedures, the Adviser values the Fund’s Private Equity Investments in consultation with persons who are employees of the Adviser’s parent company or one of its subsidiaries. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund’s Private Equity Investments are valued.

Direct Investments

In assessing the fair value of the Fund’s non-traded Direct Investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as earnings multiples, discounted cash flow and market data from third party pricing services. The Adviser makes valuation assumptions based on market conditions existing at the end of each reporting period. Quoted market prices or dealer quotes for certain similar instruments are used for debt investments where appropriate. Other techniques, such as option pricing models and estimated discounted value of future cash flows, are used to determine fair value for the remaining financial instruments. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Private Equity Fund Investments

The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, considering all relevant circumstances, to value such Private Equity Fund Investment at the net asset value last reported by its investment manager, or whether to adjust such value by a premium or discount. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

For each of the Fund’s Private Equity Fund Investments (for the purposes of this paragraph, an “Investee”), the Fund has no right to cause the Investee or any third party to purchase the Fund’s investment in the Investee at the end of the term of such investment or any other time. Accordingly, in a typical Private Equity Fund Investment, the Fund expects to realize the value remaining in its investment at the end of the investment’s term through distributions resulting from the liquidation of the remaining assets of the Investee.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, as the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services employed by the Fund.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

The Adviser and certain of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Equity Investment held by the Fund and to the same Private Equity Investment held by another client, one of the Adviser’s affiliates, or by a client of one of its affiliates might differ due to differences in accounting, regulatory or other factors applicable to the Fund, such other client or the Adviser’s affiliate.

2.c. Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments, such as money market funds, with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. In the normal course of its business, the Fund holds cash, including foreign currencies, in short-term interest-bearing deposit accounts to provide liquidity pending investment in private equity investments. At times, the amounts held in these accounts may exceed applicable federally insured limits. The Fund has not experienced any losses in these accounts and does not believe that it is exposed to significant credit risk in these accounts.

2.d. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. As of March 31, 2026, the Fund’s investments denominated in foreign currencies were as follows:

Currency	Number of investments
Canadian Dollars	1
Euros	13
Pounds Sterling	2

2.e. Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in forward foreign currency exchange contracts.

During the year ended March 31, 2026, the Fund entered 23 long/short forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Assets and Liabilities, the Fund had $809,845 in unrealized appreciation and $(2,663) in unrealized depreciation on forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Operations, the Fund had $(1,802,244) in net realized gains (losses) and $1,480,359 change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

2.f. Investment Income

The Fund records a distribution of cash or in-kind securities on a Private Equity Investment at fair value based on the information contained in the notice provided to the Fund when the distribution is received. Thus, the Fund recognizes in the Consolidated Statement of Operations its share of realized gains (or losses) and the Fund’s share of net investment income (or loss) based upon information received about distributions on Private Equity Investments. Unrealized appreciation (depreciation) on investments presented in the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and undistributed net investment income (or loss) on Private Equity Investments for the relevant period.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

The Fund classifies various types of non-interest income earned from Direct Investments as either other income or transaction income. Other income includes transfer fees, amendment fees, and unfunded fees. Transaction income includes break-up fees, directors’ fees, financial advisory fees, topping fees, investment banking fees, monitoring fees, organizational fees, and syndication fees.

2.g. Interest and Dividend Income

Dividend income is recorded on the ex-dividend date, except for certain dividends received from foreign securities and Direct Equity Investments for which the ex-dividend date has passed, in which case the dividend is recorded as soon as a Fund is informed that the ex-dividend date has occurred. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis from the settlement date, except for securities with a forward starting effective date, where interest income is recorded on the accrual basis from the effective date.

2.h. Fund Expenses

The Fund records expenses for all costs incurred in its conduct of the business of the Fund on an accrual basis, including, but not limited to, the following: all costs of portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for lines of credit; fees for data and software providers; costs of insurance; registration costs; fees of each Manager who is not an “interested person” of the Fund, as defined in the Investment Company Act (each, individually an “Independent Manager” and collectively, the “Independent Managers”); and costs of meetings of the Board, including reimbursement of the Independent Managers for their costs in attending meetings of the Board.

2.i. Expenses Relating to Purchases of Secondary Investments

Expenses relating to purchases of Secondary Investments include the amortization of deferred payments on Secondary Investments. Such amortization expense is recognized on a monthly basis until the due date of a deferred payment. At the due date the net present value of the payment equals the notional amount due to the respective counterparty.

2.j. Income Taxes

The Fund recognizes tax positions in its consolidated financial statements only when it is more likely than not that the relevant taxing authority will, upon examination, sustain the position based on its merits. A position that meets this standard is measured at the maximum benefit that will more likely than not be realized upon settlement. The Fund classifies any interest expense related to income taxes in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations. During the year ended March 31, 2026, the Fund did not incur any interest or penalties.

State and federal deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities, using the enacted statutory tax rate. Deferred income tax expenses or benefits are based on the changes in the assets and liabilities from period to period.

The Fund’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction. Based on this review, the Fund has concluded that the Fund’s net deferred tax asset at March 31, 2026, related to unrealized gains and unrealized losses was $1,259,508. This deferred tax asset represents the estimated future tax benefit that would be realized if the unrealized losses and unrealized gains were realized as of the balance sheet date. The Fund is subject to potential examination by certain taxing authorities in various jurisdictions. The Fund’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

In order to comply with the requirements of Subchapter M, the Fund must distribute substantially all of its taxable income and gains to holders of Fund Units and meet certain diversification and income requirements with respect to its investments. The Onshore Subsidiary and the Infra Subsidiaries are each treated as an association taxable as a corporation for U.S. federal income tax purposes. The BSL Subsidiary and Finance Subsidiary are each treated as an entity disregarded as separate from the Fund for U.S. federal income tax purposes.

In preparing its consolidated financial statements, the Onshore Subsidiary and the Infra Subsidiaries are each required to recognize its estimate of income taxes for Federal and State purposes as a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

reporting purposes and the corresponding amounts used for income tax purposes. If the Onshore Subsidiary and the Infra Subsidiaries have a deferred tax asset, consideration is given to whether a valuation allowance is required. The BSL Subsidiary and the Finance Subsidiary are not subject to U.S. federal and state income taxes.

The Fund will file tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2026, the tax years from the year 2025 forward will be subject to examination by the major tax jurisdictions in which the Fund is subject to examination.

2.k. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported increases and decreases in capital from operations during the reporting period. Actual results may differ from those estimates.

2.l. Consolidated Financial Statements

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Onshore Subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

2.m. Disclosures about Offsetting Assets and Liabilities

The Fund is subject to required to disclose information about offsetting assets and liabilities and similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Consolidated Statement of Assets and Liabilities. The table below presents the amounts of the Fund’s derivative assets and liabilities as of March 31, 2026: gross, net of amounts available for offset under a MNA, and net of the related collateral received and/or pledged, if any, by the Fund:

Counterparty	Derivative Assets Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Pledged[1]	Net Amount[2]
State Street Bank International GmbH	$809,845	$2,663	$—	$807,182

Counterparty	Derivative Liabilities Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Pledged[1]	Net Amount[3]
State Street Bank International GmbH	$2,663	$2,663	$—	$—

1	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2	Net amount represents the net amount receivable from the counterparty in the event of default.

3	Net amount represents the net amount due from the Fund to the counterparty in the event of default.

2.n. Recently Adopted Accounting Pronouncements

The Fund considers the applicability and impact of all accounting standard updates (“ASU” or “ASUs”) issued by the Financial Accounting Standards Board (“FASB”). ASUs not listed were assessed by the Fund and either determined to be not applicable or not expected to have an immaterial effect on the accompanying consolidated financial statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by ASC 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for the fiscal years beginning after December 15, 2023, and interim periods beginning with the quarter ended June 30, 2025. The Fund has adopted ASU 2023-07 effective March 31, 2025 and concluded that the application of this guidance impacted the notes to the consolidated financial statements only and did not affect the Fund’s financial position or the results of its operations. See Note 11 for more information on the effects of the adoption of ASU 2023-07.

In December 2023, the FASB issued ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”),” which intends to improve the transparency of income tax disclosures. ASU No. 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The adoption of ASU 2023-09 did not have a material impact to the Fund’s consolidated financial statements.

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-level hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund’s investments are summarized below for each of the three levels:

Valuation of Investments

●

Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on that date, the closing bid price on the determination date. In accordance with authoritative guidance, the Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position in an investment and a sale could reasonably impact the quoted price.

●

Level 2 – Pricing inputs are observable inputs other than quoted prices for identical assets in active markets (i.e., not Level 1 inputs). Fair value is determined using models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted public equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are private equity and debt investments, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs is based on the Adviser’s estimates that consider a combination of various factors and performance measurements. These factors and measurements include the timing of the transaction; the market in which the investment operates; comparable market transactions; operational performance and projections of the investments; various performance multiples as applied to earnings before interest, taxes, depreciation, and amortization or a similar measure of earnings for the latest reporting period or a forward period; brokers’ quotes; and discounted cash flow analysis.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026 (continued)

3. Fair Value Measurements (continued)

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund’s investments classified in the fair value hierarchy as of March 31, 2026:

Investments	Level 1	Level 2	Level 3	Total
Direct Investments:
Direct Equity Investments	$—	$—	$78,592,915	$78,592,915
Total Direct Investments*	$—	$—	$78,592,915	$78,592,915
Secondary Investments*	—	—	112,543,981	112,543,981
Primary Investments*	—	—	9,244,390	9,244,390
Cash Equivalents	92,056,589	—	—	92,056,589
Total Investments	$92,056,589	$—	$200,381,286	$292,437,875
Other Financial Instruments
Assets
Foreign Currency Exchange Contracts**	$—	$809,845	$—	$809,845
Total Assets	$—	$809,845	$—	$809,845
Liabilities
Foreign Currency Exchange Contracts**	$—	$(2,663)	$—	$(2,663)
Total Liabilities	$—	$(2,663)	$—	$(2,663)
Total Investments net of Foreign Currency Exchange Contracts	$92,056,589	$807,182	$200,381,286	$293,245,057

*	Private Equity Investments are described in Note 2.b.

**	Forward Foreign Currency Exchange Contracts are described in Note 2.e.

The following is a reconciliation of the amount of the account balances on April 1, 2025 and March 31, 2026 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2025	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premium)	Net Transfers In or Out of Level 3	Balance as of March 31, 2026
Direct Investments:
Direct Equity Investments	$23,116,093	$421	$7,840,912	$47,759,056	$(123,567)	$—	$—	$78,592,915
Total Direct Investments*	$23,116,093	$421	$7,840,912	$47,759,056	$(123,567)	$—	$—	$78,592,915
Secondary Investments*	85,742,401	98,716	15,605,741	28,501,976	(16,904,957)	—	(499,896)	112,543,981
Primary Investments*	5,092,382	—	261,749	4,357,580	(967,217)	—	499,896	9,244,390
Total	$113,950,876	$99,137	$23,708,402	$80,618,612	$(17,995,741)	$—	$—	$200,381,286

*

For the purposes of the tables above: (i) “Direct Investments” are private investments directly in the equity or debt of selected operating companies, often together with the management of the investee operating company; (ii) “Primary Investments” are investments in newly established private equity partnerships where underlying portfolio companies are generally not known as of the time of investment; (iii) and “Secondary Investments” are single or portfolios of assets acquired on the secondary market. However, in the private equity market sector the term “secondary investments” is generally understood to mean Private Equity Fund Investments acquired in the secondary market (See Note 2.b). Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026 (continued)

3. Fair Value Measurements (continued)

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The amount of the net change in unrealized appreciation for the year ended March 31, 2026 relating to investments in Level 3 assets still held at March 31, 2026 is $32,172,735, which is included as a component of net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of March 31, 2026:

Type of Security	Fair Value at March 31, 2026 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Direct Investments:
Direct Equity	$31,567	Market comparable companies	Enterprise value to EBITDA multiple	8.50x – 18.00x (13.39x)
	25,982	Recent financing/transaction	Recent transaction price	n/a
	21,044	Discounted cash flow	Discount factor	8.30% – 16.37% (9.50%)
Primary and Secondary Investments	$121,788	Adjusted reported net asset value	Reported net asset value	n/a

*	Level 3 fair value includes accrued interest.

Level 3 Direct Equity Investments valued using an unobservable input are directly affected by a change in that input. For Direct Investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

The amounts from Partners Group investment vehicles pertain to non-investment related assets (liabilities) and/or any difference in fair value classification of its underlying investments. In certain cases, this may also include underlying investments that are measured under Level 1 or Level 2 but presented under Level 3 in fair value measurement note since the investments are held under external partnership investments.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The carrying value of the debt obligation (Note 4) generally approximates its fair value due to its variable interest rate and short-term nature. The fair value of this debt obligation would be categorized as Level 2 under the ASC 820 hierarchy.

4. Revolving Credit Agreement

On September 30, 2025 (“Closing Date”), the Fund, together with the Onshore Subsidiary and the Finance Subsidiary (collectively, the “Borrowers”), entered into a Credit agreement (“Credit Agreement”) with JPMorgan Chase Bank, N.A., London Branch (“Lender”), with a maximum commitment of $50,000,000 (“Lender’s Commitment”), maturing on October 2, 2028 (“Maturity Date”). The Fund anticipates that borrowings under the Credit Agreement will be used primarily for working capital requirements and for financing investments and funding associated costs and expenses. Advances under the Credit Agreement bear interest at a per annum rate equal to, with respect to any Term Benchmark loan denominated in USD, the Adjusted Term SOFR Rate (Term SOFR Rate plus 0%) plus an applicable margin of 2.70%, with respect to any Term Benchmark loan denominated in EUR, the Adjusted EURIBOR Rate (EURIBOR Rate multiplied by the Statutory Reserve Rate) plus an applicable margin of 2.70%, with respect to any RFR loan denominated in USD, the Adjusted Daily Simple RFR (Daily Simple SOFR plus 0%) plus an applicable margin of 2.70%, with respect to any RFR loan denominated in Sterling, the

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026 (continued)

4. Revolving Credit Agreement (continued)

Adjusted Daily Simple RFR (SONIA plus 0%) plus an applicable margin of 2.70%, and with respect to any Alternate Base Rate loans, an amount equal to the highest of the Prime Rate, the NYFRB Rate (New York Federal Reserve Bank Rate) plus 0.50%, or the one-month Adjusted Term SOFR Rate plus 1.00%, plus an applicable margin of 2.70%. The Borrowers pay an unused commitment fee on the aggregate Lender’s Commitment minus aggregate outstanding principal (“Total Outstanding Amount”) for each day from the Closing Date to the Maturity Date at the commitment fee rate. The commitment fee rate is (a) 1.20% per annum when the Total Outstanding Amount is less than 30% of Lender’s Commitment, (b) 1.00% per annum when the Total Outstanding Amount is between 30% and 70% of Lender’s Commitment, and (c) 0.80% per annum when the Total Outstanding Amount is greater than 70% of Lender’s Commitment. The fee is calculated on the basis of actual days elapsed and a 360-day year, accrues daily, and is payable quarterly in arrears. For the year ended March 31, 2026, there were no borrowings or interest expenses under the Credit Agreement. As of March 31, 2026, the Borrowers were in compliance with all covenants and other requirements of the Credit Agreement.

5. Unit Transactions/Subscription and Repurchase of Units

In general, Units are offered for purchase as of the first day of each calendar month. However, Units may be offered more or less frequently as determined by the Board in its sole discretion.

Pursuant to the conditions of an exemptive order issued by the SEC, and in compliance with Rule 12b-1 under the Investment Company Act, the Fund has adopted a Distribution and Service Plan for the Class A Units and Class S Units (the “Distribution Plan”). The Distribution Plan allows the Fund to pay distribution fees for the promotion and distribution of its Class A Units and Class S Units and the provision of personal services to holders of Class A Units and Class S Units. Under the Distribution Plan, the Fund may pay as compensation an amount up to 0.85% for Class A Units and up to 0.25% for Class S Units on an annualized basis of the value of the Fund’s net assets attributable to Class A Units and Class S Units, respectively (the “Distribution Fee”). Payment of the Distribution Fee is governed by the Distribution Plan. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund with respect to Class A Units and Class S Units. Notwithstanding the foregoing, the Fund may only expend up to 0.75% on an annualized basis of the Fund’s net assets attributable to Class A Units for distribution and promotion expenses. The actual fee to be paid by the Fund to broker/dealers and financial institutions and intermediaries will be negotiated based on the extent and quality of services provided. Class I Units and Class M Units are not subject to the Distribution Plan or the Distribution Fee and do not bear any expenses associated therewith. In addition, subscriptions for Class A Units may be subject to a placement fee of up to 3.50% of the subscription amount, and subscriptions for Class S Units may be subject to a placement fee of up to 1.50% (the “Placement Fee”). No Placement Fee may be charged without the consent of the placement agent.

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business, and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Fund conduct quarterly repurchase offers for Units having an aggregate value of no more than 5% of the Fund’s net assets each January 1st, April 1st, July 1st and October 1st. The Fund is entitled to charge a 2.00% early repurchase fee for any repurchase of Units from a Member at any time prior to the day immediately preceding the first anniversary of the Member’s purchase of such Units.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026 (continued)

5. Unit Transactions/Subscription and Repurchase of Units (continued)

Transactions in Units were as follows:

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025
	Units	Dollar Amounts	Units	Dollar Amounts
Class A Units
Issuance	2,357,226	$4,225,000	—	$—
Net increase (decrease)	2,357,226	$4,225,000	—	$—
Class I Units
Issuance	74,188,521	$133,034,300	57,314,740	$38,275,000
Redemptions	(5,310,392)	(10,000,000)	—	—
Class exchanges	119,533	220,252	—	—
Net increase (decrease)	68,997,662	$123,254,552	57,314,740	$38,275,000
Class M Units
Issuance	376,170	$692,986	—	$—
Redemptions	(1,597)	(3,008)	—	—
Net increase (decrease)	374,573	$689,978	—	$—
Class S Units
Issuance	2,067,487	$3,661,000	254,309	$400,000
Class exchanges	(120,140)	(220,252)	—	—
Net increase (decrease)	1,947,347	$3,440,748	254,309	$400,000

6. Management Fees, Incentive Fee and Fees and Expenses of Managers

Under the terms of the Investment Management Agreement, which became effective on December 31, 2023, the Adviser is responsible for providing day-to-day investment management and certain other services to the Fund, subject to the ultimate supervision of and to any policies established by the Board. Accordingly, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. As consideration for its investment management services under the Investment Management Agreement, the Fund pays the Adviser a monthly management fee equal to 1/12th of 1.25% (1.25% on an annualized basis) of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. For the year ended March 31, 2026, the Fund incurred $2,492,395 in management fees expense to the Adviser. The Adviser has entered into a fee waiver agreement with the Fund, which became effective on July 1, 2025, whereby any fee under the Investment Management Agreement payable by the Fund to the Adviser shall be waived or reduced by 0.25% per annum (“Fee Waiver Agreement”) for a period of twelve months, ending June 30, 2026. Pursuant to the Fee Waiver Agreement, $407,656 of management fees incurred during the period were waived.

In addition to the monthly management fee, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an Incentive Fee equal to 15% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of calculating the Incentive Fee, the term “net profits” means the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the beginning of the same period, including any net change in unrealized appreciation or depreciation of investments, realized gains or losses, expenses, and excluding contributions and withdrawals. The Fund maintains a memorandum account (the “New Loss Recovery Account”), which had an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Members will benefit from the New Loss Recovery Account in proportion to their holdings of Units. For the year ended March 31, 2026, the Fund incurred $3,904,319 in Incentive Fees due to the Adviser, of which $0 was waived by the Adviser, without the ability to recoup, pursuant to the Acknowledgement Agreement.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026 (continued)

6. Management Fees, Incentive Fee and Fees and Expenses of Managers (continued)

The Adviser has entered into an expense limitation reimbursement agreement (the “Expense Limitation Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses) do not exceed 3.15% on an annualized basis with respect to Class A Units, 2.55% on an annualized basis with respect to Class S Units, 2.30% on an annualized basis with respect to Class I Units and 2.30% on an annualized basis with respect to Class M Units (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to affect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the Expense Limit in effect at the time of the Waiver, and (b) the Expense Limit in effect at the time of the recoupment (“Recoupment”). The Expense Limitation and Reimbursement Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party. For the year ended March 31, 2026, the Adviser made Recoupments $497,203 and $16,810 for Class I and Class S, respectively, for previously waived amounts. The Adviser did not waive or reimburse expenses under the Expense Limitation and Reimbursement Agreement during the period.

Each Independent Manager is paid an annual fee equal to $40,000, payable by the Fund quarterly in arrears. The Fund also reimburses the expenses of the Independent Managers incurred in connection with their services as Independent Managers. The Independent Managers do not receive any pension or retirement benefits from the Fund.

7. Accounting and Administration Agreement

The Administrator serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services pursuant to an Accounting and Administration Agreement between the Fund and the Administrator. For its services the Administrator receives a monthly fee that is based upon the average net assets of the Fund, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the year ended March 31, 2026, the Fund incurred $506,051 in administration and accounting fees due to the Administrator.

8. Investment Transactions

Total purchases of investments for the year ended March 31, 2026 amounted to $80,622,056. Total distribution proceeds from sale, redemption, or other disposition of investments for the year ended March 31, 2026 amounted to $17,999,185. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments. The Fund relies upon actual and estimated tax information provided by the managers of the Private Equity Fund Investments as to the amounts of taxable income allocated to the Fund as of March 31, 2026.

9. Indemnification

In the normal course of business, the Fund may enter contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

10. Commitments

As of March 31, 2026, the Fund had funded $165,661,540 or 69.78% of the $237,405,509 of its total commitments to Private Equity Investments. With respect to its (i) Direct Investments it had funded $57,585,871 of $98,739,194 in total commitments, (ii) Secondary Investments it had funded $100,723,049 of $121,666,307 in total commitments, and (iii) Primary Investments it had funded $7,352,620 of $17,000,008 in total commitments, in each case, as of March 31, 2026.

11. Segment Reporting

The Fund operates through a single operating and reporting segment with an investment objective to seek attractive risk-adjusted returns on a portfolio of global infrastructure investments. The chief operating decision maker (“CODM”) is comprised of the Fund’s lead portfolio managers, President, and Chief Financial Officer. The Fund represents a single operating segment,

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026 (continued)

11. Segment Reporting (continued)

as the CODM monitors and assesses the operating results of the Fund as a whole, based on a defined investment objective of the Fund. The Fund’s portfolio composition, total returns, expense ratios and changes in net assets are used by the CODM to assess segment performance and make sure resource allocations are consistent with the information presented within the Fund’s consolidated financial statements. The accompanying consolidated financial statements detail the Fund’s segment assets, liabilities, revenues, and expenses.

12. Risk Factors

An investment in the Fund involves significant risks, including illiquid portfolio investments risk, valuation risk, liquidity limited to periodic repurchases of Units risk and general market risk. These risks should be carefully considered prior to investing and should only be considered by investors financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

12.a. Illiquid Portfolio Investments Risk

The Fund invests substantially all its available capital in Private Equity Investments. Typically, these investments are in restricted securities that are not traded in public markets and are subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of investments in a particular industry or sector. The performance of investments in the sector may have a significant impact on the performance of the Fund. The Fund’s Private Equity Investments are illiquid, typically subject to various restrictions on resale, and there is no assurance that the Fund will be able to realize the value of such investments in a timely manner. Private Equity Fund Investments are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Private Equity Fund Investments.

12.b. Valuation Risk

Except where a market exists for the securities in which the Fund is directly or indirectly invested, the Fund values its investments at fair value as determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s net asset value on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Fund Investments. To mitigate the risk, the Fund has retained, subject to Board oversight, one or more valuation assurance service providers to provide the Fund reasonable assurance on the fair value determinations by the Adviser, as the valuation designee.

The Adviser, as the valuation designee, fair values the Fund’s investments in private equity funds based on valuations provided by the respective portfolio fund managers, which valuations may also be based on fair valuation procedures. Further, the fair values of private equity funds are subject to adjustment or revisions if the Fund’s NAV is adjusted after a member has received their Units upon purchase or received repurchase proceeds in a repurchase offer.

12.c. Closed-End Fund; Liquidity Limited to Periodic Repurchases of Units

The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. The Fund is not a liquid investment and you should not invest in this Fund if you need a liquid investment.

Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Units at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and the Adviser intends to recommend that, in normal market circumstances, the Board conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly on or about each January 1, April 1, July 1 and October 1, Units are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Units that an investor tenders due to the illiquidity of the Fund investments. If the Members request the Fund to repurchase more Units than the Fund is then offering to repurchase, the Fund may choose to repurchase Units on a

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026 (continued)

12. Risk Factors (continued)

pro rata basis, and Members may not have all of the Units they tendered repurchased. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Members may be unable to tender Units for repurchase for an indefinite period of time.

12.d. Market Risk

The Fund is subject to market risk, which means the value of the Units will fluctuate based on market conditions and Members could lose money. The value of the Units could also decline significantly and unexpectedly, based on many factors, including national and international political, economic, or regulatory developments, interest rate levels, market, or other conditions, as well as global events such as war, military conflict or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways.

Various countries have also seen significant internal conflicts and, in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

The impairment or failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund, an underlying fund or their portfolio companies have a commercial relationship could adversely affect, among other things, the Fund, underlying fund or one of their portfolio company’s ability to pursue key strategic initiatives, including by affecting the Fund, an underlying fund or portfolio company’s ability to access depository accounts or borrow from financial institutions on favorable terms.

Additionally, if the sponsor of an underlying fund, or a portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, the underlying fund and/or its portfolio companies may experience issues receiving financial support from the sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

Climate change may pose long-term risks to physical and biological systems, including increased severity of wildfires, coastal flooding, erosion, and storms. Such events could adversely impact the financial condition of states, municipalities, and other issuers, and may negatively affect property values and the viability of certain industries. These factors could materially impact the Fund and negatively affect the value and performance of the Fund’s investments.

Advancements in technology, including the development and increased regulation of artificial intelligence, may adversely impact markets and the overall performance of the Fund. As technology evolves, liquidity and market movements may be affected, and the profitability and growth of Fund holdings could be significantly impacted.

13. Tax Information

As of March 31, 2026, for U.S. federal income tax purposes, the Fund’s aggregate unrealized appreciation and depreciation on its investments based on cost were as follows:

	Investments	Forward Foreign Currency Contracts
Tax Cost	$145,373,715	$57,691,230
Gross unrealized appreciation	55,463,986	809,845
Gross unrealized depreciation	(456,415)	(2,663)
Net unrealized investment appreciation	$55,007,571	$807,182

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026 (continued)

13. Tax Information (continued)

The tax cost of the Fund’s investments as of March 31, 2026, approximates their amortized cost.

At March 31, 2026, the Fund had the following net operating losses for federal income tax purposes, which may be carried forward indefinitely:

Period Ending
3/31/2026	$—
Total	$—

The Fund’s income tax provision consists of the following as of March 31, 2026:

Current Tax Expense (Benefit)
Federal	$11,837,634
State	$286
Total Current Tax Expense (Benefit)	$11,837,920

Deferred Tax Expense (Benefit)
Federal	$(5,571,393)
State	$—
Total Deferred Tax Expense (Benefit)	$(5,571,393)

Components of the Fund’s Deferred Tax Assets and Liabilities as of March 31, 2026 are as follows:

Deferred Income Tax Liabilities:
Unrealized Gain on Currency	$(139)
Unrealized Gain on Investments	$(4,244,675)
Subtotal Deferred Income Tax Liabilities	$(4,244,814)

Deferred Tax Assets:
Unrealized Gain on Spots/Forwards	$5,504,322
Subtotal Deferred Income Tax Assets	$5,504,322

Total Net Deferred Tax Asset (Liability)	$1,259,508

The Fund’s reported income taxes differ from the expected amount based on federal statutory rates as follows for the period ended March 31, 2026:

Net increase in Net Assets from Operations before Income Taxes	$22,794,104
Statutory Rate	21%
Expected Income Tax Expense (Benefit) at Statutory Rate	$4,786,762

Non- Taxable or Non Deductible Items
State Taxes and Related Deductions	$226
Provision to Return	$13,219
Deemed Sale Election	$19,989
Other	$117,445
Removal of RIC Pretax Book Income	$1,328,887
Total Income Tax Expense (Benefit)	$6,266,528

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
March 31, 2026 (continued)

13. Tax Information (continued)

As previously disclosed for the years ended March 31, 2024 and 2025, prior to the adoption of ASU 2023-09, the effective income tax rate differs from the statutory federal income tax rate as follows:

	March 31, 2025	March 31, 2024
Income (Loss) before Income Taxes	$19,338,416	$7,975,607
Statutory Rate	21%	21%
Expected Current Tax Expense (Benefit) at Statutory Rate	$4,061,067	$1,674,877
Increase (Decrease) in Actual Tax Reported Resulting From:
States Taxes and Related Deductions	$27,311	$409,626
Provision to Return	$31,830	$—
Deferred Rate Change	$(436,830)	$—
Other	$(788,332)	$—
Total Current Tax Expense (Benefit)	$2,895,046	$2,084,503

Income Tax Paid by Jurisdiction
March 31, 2026
Amount
U.S. Federal	$300,853
U.S. State	$171
Total income taxes paid	$301,024

For the year ended March 31, 2026, the Fund’s components of distributable earnings on a tax basis are as follows:

Late Year Ordinary Loss Deferral	$—
Net Tax Appreciation/(Depreciation)	$55,814,753
Undistributed Capital Gains	$—
Capital Loss Carryover	$—

The fund recorded $0 valuation allowance as of March 31, 2026 as it believes it will be able to fully realize its deferred tax assets.

14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the consolidated financial statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***	OTHER DIRECTORSHIP HELD BY MANAGER**
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chairman and Manager	Since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-2023).	4	Manager, Partners Group Private Equity Fund, LLC; Manager, Partners Group Growth, LLC; Director, Partners Group Lending Fund, LLC
L. Randolph Hood Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014 - 2015), ERISA Plans, Prudential Insurance Company of America (2002-2015).	4	Manager, Partners Group Private Equity Fund, LLC; Manager, Partners Group Growth, LLC; Director, Partners Group Lending Fund, LLC
Stephen G. Ryan Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Professor of Accounting, Stern School of Business, New York University (1995-Present).	4	Manager, Partners Group Private Equity Fund, LLC; Manager, Partners Group Growth, LLC; Director, Partners Group Lending Fund, LLC
Thomas M. Fortin Year of Birth: 1963 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since 2024	Retired;Managing Partner and Chief Information Officer (2021-2024) and Managing Partner and Chief Operating Officer (2017-2021) of iCapital, Inc.	4	Manager, Partners Group Private Equity Fund, LLC; Manager, Partners Group Growth, LLC; Director, Partners Group Lending Fund, LLC

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INDEPENDENT MANAGERS (continued)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***	OTHER DIRECTORSHIP HELD BY MANAGER**
Ruth S. Goodstein Year of Birth: 1960 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since 2026	Founding partner of Lower Loop Partners, LLC (since 2025); Chief Operating Officer of Macquarie Asset Management Wealth Solutions (2022-2025); and Chief Operating Officer, Central Park Group (2006-2022).	4	Independent Director, VistaOne and CVC-PEF; Manager, Partners Group Private Equity Fund, LLC; Manager, Partners Group Growth, LLC; Director, Partners Group Lending Fund, LLC

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity Fund, LLC, Partners Group Next Generation Infrastructure, LLC, Partners Group Growth, LLC and Partners Group Lending Fund, LLC.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***	OTHER DIRECTORSHIPS HELD BY MANAGER**
Robert M. Collins(1) Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager; President	Since inception	Partner, Partners Group (2021–Present); Managing Director, Partners Group (2005– Present).	4	Manager, Partners Group Private Equity Fund, LLC; Manager, Partners Group Growth, LLC; Director, Partners Group Lending Fund, LLC
Brian J. Igoe Year of Birth: 1986 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Financial Officer	Since inception	Partners Group (2015-Present).	4	N/A
Helen Flood Year of Birth: 1983 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Operating Officer	Since inception	Partners Group (2014-Present).	4	N/A
Daniel Whitcomb Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Compliance Officer	Since 2025	Manager, DJ Whitcomb LLC (2024-Present); Chief Compliance Officer, ACA Group (2023-2024); Director, Alpha Financial Markets Consulting Group Limited (2021-2023).	4	N/A

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS (continued)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***	OTHER DIRECTORSHIPS HELD BY MANAGER**
Vilma DeVooght Year of Birth: 1977 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Secretary	Since inception	Partners Group (2021-Present).	4	N/A

*	Each Manager and Officer serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity Fund, LLC, Partners Group Next Generation Infrastructure, LLC, Partners Group Growth, LLC and Partners Group Lending Fund, LLC.

(1)	Mr. Collins is deemed an “interested person” of the Fund due to his position as a Partner of the Adviser.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Federal Tax Information (Unaudited)

For the tax year ended October 31, 2025, the amount of long-term capital gains designated by the Fund was $0.

Approval of Investment Management Agreement

At a meeting of the Board held on December 17, 2025, the Board, including a majority of the Independent Managers, approved by a unanimous vote the continuation of the Investment Management Agreement between the Fund and the Adviser (the “Agreement”).

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the renewal of the Agreement. The materials provided by the Adviser included detailed comparative information relating to the performance, advisory fees, and other expenses of the Fund.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a further review of the information presented in the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

The Independent Managers considered, among other things: (1) the terms of the Agreement; (2) the nature and quality of the advisory services rendered; (3) the experience and qualifications of the personnel that provide such services; (4) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (5) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (6) possible economies of scale arising from the growth of the Fund and the extent to which these have been passed on to the Fund; (7) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Fund; (8) the Fund’s investment performance compared to other similar funds; (9) the fees charged by the Adviser and other investment advisers to similar clients and in comparison to industry fees for similar services; and (10) possible conflicts of interest that the Adviser may have with respect to the Fund.

The Independent Managers concluded that the nature, extent, and quality of the services provided by the Adviser was appropriate and consistent with the terms of the Agreement, that the quality of those services was consistent with industry norms and that the Fund benefited from the Adviser’s management of the Fund’s investment program. In this regard, they took into account the scope of services provided to the Fund by the Adviser under the Agreement and the complexity of the Fund’s investment program. The Independent Managers also considered that on a regular basis they received and reviewed information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act.

The Independent Managers considered the performance of the Fund. The Independent Managers noted that, compared with a group of similar funds, the Fund outperformed in both the 2025 and 2024 fiscal years. The Independent Managers also noted that there were limited comparable funds available for the Fund to assess performance, given the Fund’s relatively short track record. The Independent Managers further observed that the Fund underperformed its Infrastructure Benchmark by 1.2% on an annualized basis for the since-inception period through September 30, 2025, noting that the “Infrastructure Benchmark” refers to S&P Global Infrastructure Index.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

The Independent Managers also concluded that the Adviser had sufficient personnel with the appropriate education and experience to serve the Fund effectively and demonstrated its continuing ability to attract and retain qualified personnel. The Independent Managers noted that the Adviser was part of a larger investment advisory group that advises other funds and individual investors with respect to private equity investments and that relationship may make available to the Fund investment opportunities that would not be available to the Fund if the Adviser were not the Fund’s investment adviser.

The Independent Managers considered the costs of the services provided by the Adviser and the compensation and benefits received by the Adviser in providing services to the Fund. The Independent Managers reviewed the financial statements of the Adviser and the Adviser’s parent and a profitability analysis of the Adviser with respect to the services it provides to the Fund, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits were reasonable in relation to the nature and quality of the services provided to the Fund, taking into account the fees charged by other advisers for managing comparable funds. The Independent Managers also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund and the quality of services provided by the Adviser.

The Independent Managers considered the extent to which economies of scale have been realized and whether fee levels reflect those economies, noting that as the Fund continues to grow, additional economies of scale may be realized. The Independent Mangers considered in that regard that the Fund’s gross and net expense ratios, exclusive of incentive fees, had generally declined as the Fund’s assets have grown, and that the Adviser has contractually agreed to limit the Fund’s expenses.

The Independent Managers also discussed any ancillary benefits that may be received by the Adviser’s parent company and its affiliates from the Adviser’s management of the Fund, including, without limitation, the potential for increased brand recognition of the Adviser’s parent company and its affiliates. The Independent Managers concluded that the Adviser’s fees were reasonable in light of any fall-out benefits.

The Independent Managers considered all factors and no one factor alone was deemed dispositive.

Conclusion

The Independent Managers determined that the information presented provided a sufficient basis upon which to approve the continuation of the Agreement, and that the compensation and other terms of the Agreement were in the best interests of the Fund and its members.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP NEXT GENERATION INFRASTRUCTURE, LLC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Next Generation Infrastructure, LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Next Generation Infrastructure, LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Next Generation Infrastructure, LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Next Generation Infrastructure, LLC collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise your rights, please contact:

Partners Group Next Generation Infrastructure, LLC

1114 Avenue of the Americas

37th Floor

New York, New York 10036

Attn: Chief Compliance Officer

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

We retain your personal information for a period of at least five (5) years from the date on which you first invested in the Partners Group Next Generation Infrastructure, LLC for which personal data was provided or the date when you fully redeemed your investment. Thereafter, your personal information will be deleted (or otherwise erased or de-identified) any such personal data except as required or permitted by applicable law or regulation.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Partners Group Next Generation Infrastructure, LLC does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Partners Group Next Generation Infrastructure, LLC does not jointly market.

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(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant did not grant any implicit or explicit waivers to the provisions of the Code during the period covered by the report. A copy of the Code is filed under Item 19(a)(1) of this Form.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Stephen Ryan is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $263,424 for 2025 and $189,927 for 2026.

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2025 and $0 for 2026.

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2025 and $0 for 2026.

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2026. The registrant's independent registered public accounting firm provides reasonable assurances on the correctness of the processes and procedures leading to the fair value of the investments calculated by Partners Group (USA) Inc. as well as the calculation itself, in accordance with their quarterly fair valuation process.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's audit committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to the independent registered public accounting firm’s engagement.

(e)(2) Percentage of Services.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 100%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2025 and $0 for 2026.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committees of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedules of Investments are included as part of the reports to shareholders filed under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "Advisers Act") to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Partners Group (USA) Inc. (the “Adviser”) is the investment manager to Partners Group Next Generation Infrastructure, LLC (the “Fund”). All proxy voting responsibilities of the Fund are performed by the Adviser, with the assistance of the Administrator of the Fund. The Adviser utilizes Glass Lewis Europe Limited ("Proxy Firm"), to administer the voting of the Fund's proxies.

This policy is designed to address the Adviser’s obligations with respect to the Fund pursuant to Rule 206(4)-6 of the Advisers Act.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by the Fund for which it serves as adviser, and the Adviser shall vote said proxies in accordance with the proxy voting policies set forth herein.

1.       Scope of Policy

The Adviser is a fiduciary to the Fund. Accordingly, the Adviser has a fiduciary duty to vote all proxies in the best interest of the Fund.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients.1 In voting these proxies, the Adviser may not be motivated by, or subordinate the Fund's interests, to its own objectives or those of persons or parties unrelated to the Fund. The Adviser will endeavor to exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares or ownership interests owned by the Fund and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities with regard to voting proxies, the Adviser will seek to track all shareholder/interest holder meetings convened by companies whose shares are held in the Fund, identify all material issues presented to shareholder/interest holders at such meetings, formulate a reasonable position on each such issue and ensure that proxies pertaining to all shares or ownership interests owned in client accounts are voted in accordance with such determinations.

In addition, the Adviser has engaged the services of the Proxy Firm, an independent third party, to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will be required to promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting directives.

2.       Proxy Guidelines

The Adviser’s general policy is to support proposals that maintain or enhance (i) the economic value of the issuer and (ii) the rights and interests of unitholders, and to oppose proposals that are inconsistent with these objectives. Accordingly, proxy proposals are typically voted as set forth below. However, the Adviser may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of the Fund.

I.       Election of Board of Directors

•	The Adviser will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence.

II.       Appointment of Independent Auditors

•	The Adviser will generally support the recommendation of the board of directors.

III.       Issues of Corporate Structure and Shareholder/Interest Holder Rights

•	The Adviser generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as the following:

o	Management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits).

o	Proposals supporting shareholder/interest holders rights (i) to vote on shareholder/interest holder rights plans (poison pills), (ii) to remove supermajority voting provisions and/or (iii) to call special meetings and to act by written consent.

[1]	For purposes of this policy, opportunities to vote on matters raised in connection with the Fund investments are considered to be proxies.

•	The Adviser does not support obstacles erected by companies to prevent mergers or takeovers, as it considers that such actions may depress the company’s marketplace value. Accordingly, the Adviser generally votes against management on proposals such as the following:

o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.

o	Shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.

o	Reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions.

o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.

o	Establishment of classified boards of directors.

•	The Adviser generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact:

o	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders.

o	Amendments to by-laws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.

o	Elimination of shareholder/interest holders’ right to call special meetings.

o	Excessive compensation.

o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.

o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.       Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

V.       Executive and Director Equity-Based Compensation

•	The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the company, or which it considers unreasonable.

VI.       Corporate Social and Policy Issues

•	With respect to the wide variety of corporate and social policy issues for which voting may be required, the Adviser generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by the Adviser.

VII.       Matters Arising in Respect of Private Market Investments

•	Matters arising in respect of direct investments will be considered on a case-by-case basis. The Adviser will vote on or consent to such matters in a manner that is consistent with the general policy and principles outlined above. The basis for the voting decision and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

3.       Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take including, but not limited to, delegating the vote to the Proxy Firm. The final decision about which course to follow shall be made by the Adviser’s investment committee.

When the matter clearly corresponds to one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may delegate the vote to the Proxy Firm to determine the appropriate vote.

Alternatively, in certain situations the Adviser’s investment committee may determine that delegating the vote to the Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the investment committee shall make a decision about the voting of the proxy. The basis for the voting decision, and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

4.       Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out the Adviser's proxy policy. The execution of these procedures may be delegated in whole or in part.

1.	When a proxy vote is called for, all relevant information in the proxy materials will be recorded by the Adviser in a database.

2.	The Adviser will confirm the Fund's holdings of the securities and that the Fund is eligible to vote.

3.	The Adviser will review the proxy and if necessary compile information relating to such proxy. The Adviser will consider whether there are any conflicts or other issues that warrant the delegating the vote to the Proxy Firm.

4.	In determining how to vote, the Adviser will consider the guidelines set forth above, the Adviser’s knowledge of the company, and the recommendations (if any) put forth by the Proxy Firm or an affiliate.

5.	The Adviser will maintain the documentation that supports its voting position. In particular, as to non-routine, materially significant or controversial matters, such documentation will describe the position taken, why that position is in the best interest of the Fund, an indication of whether the Adviser supported or did not support management and/or any other relevant information.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Adviser may review the proxy to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Adviser will endeavor to submit its vote on all proxies in a timely fashion, in sufficient time for the vote to be lodged to the extent the Adviser has had an opportunity to follow its Proxy Policy.

8.	The Adviser will retain (i) a copy of each proxy statement that the Adviser receives regarding the Fund's securities; (ii) a record of each vote cast by the Adviser on behalf of the Fund; (iii) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of the Fund or that memorializes the basis for that decision; (iv) a copy of each written client request for information on how the Adviser voted proxies on behalf of the Fund, and (v) a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting Fund investor.

9.	The Adviser will periodically review these policies and procedures to ensure compliance.

5.       Obtaining Proxy Voting Information

To obtain information on how the Adviser voted proxies, Fund investors may contact:

Partners Group Next Generation Infrastructure, LLC

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

Attn: Chief Compliance Officer

Re: Proxy voting information request

6.       Recordkeeping

The Fund and Adviser shall retain their (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of the Fund; (iii) records or votes it casts on behalf of the Fund; (iv) records of Fund investor requests for proxy voting information and responses to such requests, and (v) any documents prepared by the Adviser that are material in making a proxy voting decision. Such records may be maintained with a third party, such as the Proxy Firm, that will provide a copy of the documents promptly upon request.

Adopted: November 2, 2023

Item 13. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the “Adviser”), who are primarily responsible for the day-to-day portfolio management of the Partners Group Next Generation Infrastructure, LLC (the “registrant” or the “Fund”), as of the date of filing of the report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Robert Collins	Partner	Since Inception*	Partner, Partners Group (2021-Present); Managing Director, Partners Group (2012-2021); Partners Group (2005-Present).	Portfolio Management
Thomas Stein	Partner	Since 2021	Partner, Partners Group (2023-Present); Managing Director, Partners Group (2018-2023).	Portfolio Management

Adam Howarth	Partner	Since Inception**	Partner, Partners Group (2022-Present); Partners Group (2007-Present).	Portfolio Management
Joel Schwartz	Partner	Since 2015	Partner, Partners Group (2017-Present); Partners Group (2013-Present).	Portfolio Management
Anthony Shontz	Partner	Since 2012	Partner, Partners Group (2022-Present); Partners Group (2007-Present); Director, Board of Partners Group (USA) Inc. (2018-2023).	Portfolio Management
Robin Shelley	Managing Director	Since 2024	Managing Director, Partners Group (2024-Present); Senior Investment Leader, Partners Group (2021-2023); Investment Leader, Partners Group (2020).	Portfolio Management
Andre Burba	Managing Director	Since 2026	Managing Director, Partners Group (2022-Present); Partners Group (2022-Present)	Portfolio Management
Ron Lamontagne	Managing Director	Since 2016	Managing Director, Partners Group (2015-Present); Partners Group (2015-Present).	Portfolio Management

*	Mr. Collins served as a portfolio manager for the registrant from 2009-2012, Chief Financial Officer since inception-2014 and President from 2014-present.
**	Mr. Howarth served as a portfolio manager for the registrant from 2009-2011 and as deputy portfolio manager from 2014-2018.

The following table provides biographical information about the members of the Liquid Private Markets (“LIPM”) Investment Committee of the Adviser, who are primarily responsible for managing the listed private equity portion of the Fund’s portfolio, as of the date of filing of this report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Benjamin Lorenz	Senior Portfolio Manager - LIPM	Since 2022	Senior Portfolio Manager, Partners Group, (2024-Present); Portfolio Manager, Partners Group (2022-2024); Senior Investment Analyst, Partners Group (2019-2021); Partners Group (2011-Present).	Portfolio Management – LIPM
Lorenzo Papi	Portfolio Manager – LIPM	Since 2023	Portfolio Manager, Partners Group, (2023-Present); Investment Associate, Partners Group (2020-2023); Investment Analyst, Partners Group (2018-2020).	Portfolio Management – LIPM

The following table provides biographical information about the members of the US Liquid Credit Management Team (“LCM”) Investment Committee of the Adviser, who are primarily responsible for managing the liquid credit investments of the Fund’s portfolio, as of the date of filing of this report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Marisa Chen	LCM Committee Member	Since 2024	Head of Structured Issuance, Partners Group, (2026-Present); Partners Group (2017-Present).	Portfolio Management - LCM
Mark Hempling	LCM Committee Member	Since 2024	Senior Lead Credit Researcher, Partners Group, (2022-Present); Partners Group (2018-Present).	Portfolio Management - LCM
Maurus Maissen	LCM Committee Member	Since 2024	Senior Lead Credit Researcher, Partners Group, (2021-Present); Partners Group (2018-Present).	Portfolio Management - LCM

Joshua Moskow	LCM Committee Member	Since 2024	Senior Portfolio Manager (Liquid Credit), Partners Group, (2024-Present); Partners Group (2024-Present).	Portfolio Management - LCM
Jonathan Rothburd	LCM Committee Member	Since 2024	Co-Head of US Liquid Credit Research, Partners Group, (2026-Present); Partners Group (2013-Present).	Portfolio Management - LCM

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than Partners Group Next Generation Infrastructure, LLC, for which the members of the Investment Committee of the Adviser are jointly and primarily responsible for the day-to-day portfolio management as of March 31, 2026:

NAME OF PORTFOLIO MANAGEMENT TEAM MEMBER	NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL VALUE OF ASSETS† BY ACCOUNT TYPE FOR WHICH THERE IS NO PERFORMANCE-BASED FEE	NUMBER OF OTHER ACCOUNTS AND TOTAL VALUE OF ASSETS† FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Andre Burba	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Robert Collins	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Robin Shelley	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion

Thomas Stein	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Adam Howarth	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Ron Lamontagne	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Joel Schwartz	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Benjamin Lorenz*	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion*	17 pooled investment vehicles with a value of $5.2 billion*	Zero accounts
Lorenzo Papi*	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion*	17 pooled investment vehicles with a value of $5.2 billion*	Zero accounts
Marisa Chen**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**

Mark Hempling**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**
Maurus Maissen**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**
Joshua Moskow**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**
Jonathan Rothburd**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.3 billion**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**

†	Approximate
*	Member of the Liquid Private Markets Investment Committee. Only the listed portions of the relevant registered investment company's or pooled investment vehicle's portfolios are managed by this member.
**	Member of the US Liquid Credit Management Investment Committee. Only the liquid credit components, if any, of the relevant registered investment company's or pooled investment vehicles portfolios are managed by this member.

Potential Conflicts of Interests

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with major ownership by its employees. The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in the Fund as of March 31, 2026:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Robert Collins	$100,001-$500,000
Robin Shelley	None
Thomas Stein	None
Adam Howarth	None
Joel Schwartz	None
Anthony Shontz	None
Andre Burba	None

Ron Lamontagne	None
Benjamin Lorenz	None
Lorenzo Papi	None
Marisa Chen	None
Mark Hempling	None
Maurus Maissen	None
Joshua Moskow	None
Jonathan Rothburd	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures

(a). The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b). There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable to the registrant.

Item 19. Exhibits

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Partners Group Next Generation Infrastructure, LLC

By (Signature and Title):	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 9, 2026

By (Signature and Title):	/s/ Brian Igoe
Brian Igoe, Chief Financial Officer
(Principal Financial Officer)

Date:	June 9, 2026